Schedule 14A
(Rule 14a-101)
Information Required In Proxy Statement
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.  )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

REYNOLDS AMERICAN INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 5/6/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Notice and Proxy Statement / Form 10-K / Chairman Letter
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below on or before 4/22/08.
To request material (including a form of proxy) for this meeting and future meetings:
                         Internet: www.proxyvote.com                     Telephone: 1-800-579-1639                      * *Email: sendmaterial@proxyvote.com
**If requesting material by e-mail, please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

401 NORTH MAIN STREET
WINSTON-SALEM, NC 27101

REYNOLDS AMERICAN INC.
Vote In Person
An admittance ticket will be required to attend the meeting in person. Please refer to the proxy statement for details on how to obtain an admittance ticket and how to vote in person at the meeting. If you have questions about the meeting or voting your shares in person, contact the Shareholder Services department referred to in the proxy statement.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for holders as of 3/10/08 is to
be held on 5/6/08 at 9:00 a.m. Eastern Time
at: Reynolds American Plaza Building Auditorium
     401 North Main Street
     Winston-Salem, North Carolina 27101

          Voting items
The Board recommends a vote FOR:
1.	Election of Directors

Nominees For Class I: (01) Betsy S. Atkins, (02) Nana Mensah, (03) John J. Zillmer

Nominee For Class III: (04) Lionel L. Nowell, III

2.	Ratification of KPMG LLP as Independent Auditors
The Board of Directors recommends a vote AGAINST:
3.	Shareholder Proposal on Human Rights Protocols for the Company and its Suppliers

4.	Shareholder Proposal on Endorsement of Health Care Principles

5.	Shareholder Proposal on Two Cigarette Approach to Marketing